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                                    EXHIBIT 10.42

                    FORM OF CANCELLATION OF THE LICENSE AGREEMENT
                       BETWEEN THE COMPANY AND INSTA-HEAT, INC.
                              DATED FEBRUARY ____, 1998

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                           TERMINATION OF LICENSE AGREEMENT


     This Termination of License Agreement is made effective the ___ day of __________, 1998 by and between INSTA-HEAT, INC., a California corporation ("IHI") and ONTRO, INC., a California corporation ("Ontro") with reference to the following facts:

                                       RECITALS

A. IHI and Ontro entered into an Amended and Restated License Agreement dated September 30, 1995 wherein IHI granted Ontro certain rights to develop IHI property;

B. Pursuant to the authorization and approval of the shareholders and board of directors of IHI and Ontro, the parties now desire to cancel and terminate the Amended and Restated License Agreement.

C. IHI and Ontro acknowledge and agree no license fees or royalties are due or owing to IHI and to the extent any were to be due IHI has agreed to waive them.

     NOW THEREFORE, specifically incorporating these recitals herein, the parties agree as follows:

                                      AGREEMENT

1. The Amended and Restated License Agreement between IHI and Ontro, Inc. is hereby cancelled and terminated effective as of the date first above written.

2. IHI and Ontro acknowledge and agree no license fees or royalties are due or owing to IHI with respect to the provisions of the Amended and Restated License Agreement, and to the extent any such fees are due IHI hereby waives and cancels them intending they never be paid.


     Witness the signatures of the duly authorized representatives of the parties.


INSTA-HEAT, INC.                             ONTRO, INC.
a California corporation                     a California corporation

By:                                          By:
    ----------------------------                 ---------------------------
    James L. Berntsen, President                 James A. Scudder, President